Exhibit 10.2

As of June 30, 2016

KeyBank National Association,
as Agent
1200 Abernathy Road, Suite 1550
Atlanta, Georgia 30328

The Lenders party to the
Credit Agreement hereinafter defined

Re:	Forestar (USA) Real Estate Group Inc. Third Amended and Restated Revolving Credit Agreement, as heretofore amended/CONSENT

Ladies and Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Revolving Credit Agreement dated as of May 15, 2014, as amended by that certain First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 30, 2015, and by that certain Limited Waiver and Amendment dated as of September 30, 2015 (as amended, the “Credit Agreement”), executed by Borrower, the Guarantors defined therein, the Lenders defined therein, and KeyBank National Association, as administrative agent (“Agent”) (Agent and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”). Capitalized terms used but not defined herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
Section 1.Request by Borrower. Borrower has notified Agent that Borrower would like to transfer approximately 72,000 acres, more or less, of Timberland located in Georgia and other states comprising Borrower’s “Eastern Timberlands” (such property to be more particularly described in the Assumption Agreements referred to in paragraph 4 hereof; the “Transferred Property”) to its Subsidiary, Forestar Petroleum Corporation (“FPC”), which is a Loan Party under the Credit Agreement (the “Transfer”), subject to a reservation of timber rights in favor of Borrower for a period of at least 15 years (the “Reservation of Timber Rights”), and further subject to the Lien of each Mortgage encumbering the Transferred Property or any portion thereof. Section 8.8 of the Credit Agreement prohibits Borrower from transferring the Transferred Property, as Mortgaged Property, to FPC. Pursuant to the terms of §8.8 and §27 of the Credit Agreement, the consent of the Required Lenders would be required in order to consummate the Transfer, or enter into an agreement to do so. As a result, Borrower and FPC are requesting that the Required Lenders consent to the Transfer.
Section 2.Consent. Subject to the terms and conditions set forth herein, Agent and the Lenders hereby consent to the Transfer, subject to the Reservation of Timber Rights, on the terms and subject to the conditions set forth herein and agree that consummation of the Transfer in accordance with such terms and conditions will not constitute a Default or Event of Default under the Credit Agreement.

6589055

KeyBank National Association, as Agent
As of June 30, 2016

Section 3.Conditions Precedent.    This letter (sometimes referred to herein as “this Consent”) shall not become effective except upon the satisfaction (or waiver in writing by Agent and the Required Lenders) of each of the following terms and conditions:
(a)this Consent shall have been duly executed by each Loan Party, Agent, and Required Lenders;
(b)immediately after giving effect to this Consent, the representations and warranties made by the Loan Parties pursuant to clauses (a) and (b) of Section 5 of this Consent, shall be true and correct; and
(c)immediately after giving effect to this Consent, no Default or Event of Default shall exist or be continuing..
Section 4.Conditions Subsequent.    Notwithstanding anything to the contrary contained herein, Borrower shall not consummate the Transfer unless and until it satisfies each of the following additional conditions (unless waived in writing by Agent):
(a)Borrower and FPC shall deliver to Agent on or before the consummation of the Transfer, an assumption agreement relating to each applicable Security Deed (collectively, the “Assumption Agreements”), duly executed by the parties thereto, in recordable form and in form and substance acceptable to Agent, whereby FPC will assume the obligations of Borrower under the applicable Security Deeds (but solely with respect to the Transferred Property). Borrower acknowledges (and will so acknowledge and agree in the Assumption Agreements) that it is not released from any obligations under the applicable Security Deeds notwithstanding the Transfer;
(b)Borrower and FPC shall deliver to Agent, at least 5 Business Days prior to the date of the Transfer, copies of (i) each deed or other transfer document to be executed in connection with the Transfer, which need to expressly recite that the Transferred Property is being transferred subject to the applicable Security Deeds and subject to the Reservation of Timber rights (which Reservation of Timber Rights shall be in form and substance reasonably satisfactory to Agent), and (ii) all documents, agreements and certificates, if any, to be delivered by Borrower to the Parity Collateral Agent in connection with the Transfer;
(c)Borrower shall execute and deliver any and all additional documentation reasonably requested by Agent to grant, or preserve, Agent’s Lien on the timber rights reserved by Borrower in connection with the Transfer;
(d)Immediately before and after giving effect to the Transfer, the representations and warranties made by the Loan Parties pursuant to clause (a) of Section 5 of this Consent, shall be true and correct, and the Loan Parties shall be deemed to have made such representations and warranties to the Credit Parties contemporaneously with the consummation of the Transfer; and
(e)The Transfer shall not be consummated prior to July 12, 2016.

Section 5.Representations and Warranties; Ratification.    By execution of this Consent in the space provided below, each Loan Party (a) represents and warrants to the Credit Parties that, after giving effect to this Consent (and for purposes of Section 4(d) of this Consent, after giving effect to the Transfer), the representations and warranties of the Loan Parties in the Credit Agreement are true and correct in all material respects, on and as of the date of this Consent (or the date of the Transfer, as the case may be), except to the extent that (i)  such representations and warranties by their terms relate solely to an earlier date,

KeyBank National Association, as Agent
As of June 30, 2016

then as of such earlier date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (b) represents and warrants to the Credit Parties that this Consent has been duly executed, authorized, and duly delivered by the Loan Parties, and (c) ratifies and confirms that the Credit Agreement and all other Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms. Borrower affirms its obligation to pay all reasonable fees, expenses and disbursements of Agent (including reasonable attorneys’ fees) incurred by Agent in connection with this Consent pursuant to §15 of the Credit Agreement, including payment of all reasonable and documented expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Consent and the consummation of the Transfer, together with reasonable fees and actually incurred expenses of Agent’s counsel with respect to this Consent, the consummation of the Transfer and other post-closing matters.
Section 6.No Impairment. The Consent hereby granted by Lenders does not, other than to the extent expressly waived or amended hereby, (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document, (b) impair any right that any Credit Party may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, (c) impair any Credit Party’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents, or (d) constitute any course of dealing or other basis for altering any obligation of any Loan Party under the Credit Agreement or any other Loan Documents or any right, privilege or remedy of Agent or any Lender under the Credit Agreement, any Loan Documents or any other contract or instrument. The Loan Documents continue to bind and inure to the Loan Parties and their respective successors and permitted assigns. Nothing in this Consent shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Credit Agreement or the other obligations of Borrower or any Guarantor under the Loan Documents.
Section 7.Counterparts.    This Consent, when countersigned by all required parties, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents, and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Consent.
Section 8.Governing Law.    THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS CONSENT SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.
Section 9.No Defenses, Claims, Etc.; Waiver and Release of Same. Each Loan Party acknowledges, represents and agrees that neither Borrower nor any of its Subsidiaries, as of the date hereof, has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of any of the foregoing, in each case with respect to the Loan Documents and the transactions contemplated therein, and each Loan Party hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, if any, whether known or unknown and any acts, statements, and/or representations made by Agent or any Lender in connection with the negotiation and execution of this Consent.

KeyBank National Association, as Agent
As of June 30, 2016

Section 10.ENTIRE AGREEMENT. THIS CONSENT, THE CREDIT AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

Please execute a copy of this Consent in the space provided below to acknowledge your agreement to the foregoing.

Sincerely,

FORESTAR (USA) REAL ESTATE GROUP INC., as Borrower

By:    /s/ Charles D. Jehl
Name:    Charles D. Jehl
Title:    Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page to Consent

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:    /s/ Daniel L. Silbert
Name:    Daniel L. Silbert
Title:    Sr. Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page to Consent

To induce the Credit Parties to enter into this Consent, the undersigned jointly and severally (a) consent and agree to this Consent and to the execution and delivery by the other parties hereto, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Consent and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) waive notice of acceptance of this Consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns, and (d) agrees and admits that (i) it has no defense to any such obligation (as of the date of this Consent) and (ii) it shall not exercise any setoff or offset to any such obligation. Although the undersigned Guarantors have been informed of the matters set forth in this Consent and have acknowledged and consented to the same, each Guarantor understands and agrees that neither Agent nor any Lender has any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment, consent or agreement to future waivers or amendments and nothing in this Consent shall create such duty.

GUARANTORS: FORESTAR GROUP INC., a Delaware corporation By:/s/ Charles D. Jehl Name: Charles D. Jehl Title: Chief Financial Officer

FORESTAR MINERALS LP, a Delaware limited partnership By: Forestar Minerals GP, LLC, its general partner
FORESTAR OIL & GAS LLC, a Delaware limited liability company
FORESTAR REALTY INC., a Delaware corporation
FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation
CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation
FORESTAR CAPITAL INC., a Delaware corporation
FORESTAR MINERALS GP LLC, a Delaware limited liability company
FORESTAR MOUNTAIN INVESTMENTS LLC, a Delaware limited liability company
JOHNSTOWN FARMS, LLC, a Delaware limited liability company
SAN JACINTO I LLC, a Texas limited liability company
SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company
SWR HOLDINGS LLC, a Delaware limited liability company

Guarantor signature page to Consent

STONEY CREEK PROPERTIES LLC, a Delaware limited liability company
FORCO REAL ESTATE INC., a Delaware corporation
FORESTAR PETROLEUM CORPORATION, a Delaware corporation
SECO ENERGY CORPORATION, a Nevada corporation
UNITED OIL CORPORATION, an Oklahoma corporation By:/s/ Charles D. Jehl Name: Charles D. Jehl Title: Chief Financial Officer
FORESTAR MINERALS HOLDINGS LLC, a Delaware limited liability company
By:/s/ Michael Quinley Name: Michael Quinley Title: President

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

Guarantor signature page to Consent

[execution continued from preceding page]

OTHER LENDERS:

AgFIRST FARM CREDIT BANK, as a Lender
By: /s/ Matthew H. Jeffords Name: /s/ Matthew H. Jeffords Title: Vice President

Address:

1401 Hampton Street
Columbia, SC 29201

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender
By: /s/ Candy Casteal Name: Candy Casteal Title: SVP - Credit

Address:

1700 South Assembly Street
Spokane, WA 99224

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

ZB, N.A. dba Amegy Bank, as a Lender
By: /s/ Barrett Tondre Name: Barrett Tondre Title: Vice President

Address:

10001 Reunion Place, Ste 300
San Antonio, TX 78216

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

CAPITAL ONE N.A., as a Lender
By: /s/ Michael B. Perrine Name: Michael B. Perrine Title: Commercial Banking President - Austin

Address:

106 East 6th Street
Suite 600
Austin, TX 78701

Attn: Commercial Banking
Fax #512-314-2470

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Mike McConnell Name: Mike McConnell Title: Senior Vice President

Address:

98 San Jacinto Blvd., Ste. 200
Austin, TX 78701

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jerry Li Name: Jerry Li Title: Authorized Signatory

Address:

200 West Street
New York, NY 10282
Fax # 917-977-3966

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Joseph T. Nash Name: Joseph T. Nash Title: Underwriting Senior Associate
Address: TX3-8211 P.O. Box 550 Austin, TX 78767-0550
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Chris Garza Name: Chris Garza Title: Senior Vice President

Address:

111 Congress Avenue, Suite 530
Austin, TX 78701

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

SYNOVUS BANK, as a Lender and a LC Issuer
By: /s/ David W. Bowman Name: David W. Bowman Title: Director

Address:

800 Shades Creek Parkway
Birmingham, AL 35209

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a Lender
By: /s/ Lisa Caswell Name: Lisa Caswell Title: Vice President
Address: 600 Highway 169 South, Suite 850 Minneapolis, MN 55426

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

CADENCE BANK, N.A.as a Lender
By: /s/ Rachel Felker Name: Rachel Felker Title: Relationship Manager

Address:

3500 Colonnade Pkwy, Ste. 600
Birmingham, AL 35243

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Lender signature pages to Consent

[Execution of Consent Continued]

METROPOLITAN LIFE INSURANCE COMPANY, .as a Lender
By: /s/ W. Kirk Purvis Name: W. Kirk Purvis Title: Director

Address:

6750 Poplar Avenue
Suite 109
Germantown, TN 38138

[END OF SIGNATURES]

Lender signature pages to Consent